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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        April 15, 1999
                                                   ------------------------

                        ADVANCED ACCESSORY SYSTEMS, LLC
             (Exact name of registrant as specified in its charter)


        DELAWARE                  333-49011                13-3848156

(State of Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
   of Incorporation)                                     Identification No.)


                                12900 HALL ROAD
                                   SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313
                        (Address of principal executive
                          offices including Zip Code)

                                 (810) 997-2900

                        (Registrant's telephone number,
                              including area code)

                                      N.A.
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS






         On April 15, 1999, Terence C. Seikel, the Company's Vice President for Finance and Administration and Chief Financial Officer, was named President and Chief Executive Officer of the Company. Mr. Seikel replaces Marshall D. Gladchun, whose employment with the Company and its affiliates was terminated on April 15, 1999. Also on April 15, 1999, Richard E. Borghi, the Executive Vice President and Chief Operating Officer of SportRack, LLC, the Company's wholly owned subsidiary, was named President of SportRack. Notice of the termination of Mr. Gladchun's employment is the subject of a press release issued by the Company on April 15, 1999, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ADVANCED ACCESSORY SYSTEMS,
                                                  LLC
                                                  (Registrant)


Dated:  April 21, 1999                            By:   /s/ Terence C. Seikel
                                                        ----------------------
                                                  Name: Terence C. Seikel
                                                  Title: Chief Executive Officer
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                                 EXHIBIT INDEX



Exhibit No.                    Description                         Page
-----------                    -----------                         ----
   99.1            Press Release dated April 15, 1999                1